Exhibit 10.4

PERFORMANT FINANCIAL CORPORATION

2007 STOCK OPTION PLAN

ARTICLE I

Purpose of Plan

The 2007 Stock Option Plan (the “Plan”) of Performant Financial Corporation, a Delaware corporation (the “Company”), adopted by the Board of Directors and the shareholders of the Company on May 25, 2007, for certain employees and service providers of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ. The availability and offering of stock options under the Plan also increases the Company’s ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

This Plan is intended to be a “compensatory benefit plan” within the meaning of such term under Rule 701 of the Securities Act of 1933, as amended, and all Options granted under the Plan are intended to qualify for an exemption (the “Exemptions”) from the registration requirements (i) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 701 of the Securities Act and (ii) under applicable state or other securities laws, including, without limitation, Section 25102(o) of the California Securities Act. In the event that any provision of the Plan would cause any Option granted under the Plan to not qualify for any Exemptions, the Plan shall be deemed automatically amended to the extent necessary to cause all Options granted under the Plan to qualify for such Exemptions.

ARTICLE II

Definitions

For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or any of its subsidiaries, a Participant’s perpetration or attempted perpetration of fraud, or a Participant’s participation in a fraud or attempted fraud, on the Company or any of its subsidiaries or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or any of its subsidiaries, (ii) any act or acts of disloyalty, misconduct or moral turpitude by a Participant injurious to the interest, property, operations, business or reputation of the Company or any of its subsidiaries or a Participant’s conviction of a crime the commission of which results in injury to the Company or any of its subsidiaries or (iii) a Participant’s failure or inability (other than by reason of Disability) to carry out effectively his duties and obligations to the Company or any of its subsidiaries or to participate effectively and actively in the management of the Company or any of its subsidiaries, as determined in the good faith judgment of the Board.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the committee of the Board which may be designated by the Board to administer the Plan.

“Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share, or if the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean Performant Financial Corporation, a Delaware corporation, and any successor corporation.

“Disability” shall mean the inability, due to documented illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

“Fair Market Value” of the Common Stock shall be determined by the Committee or, in the absence of the Committee, by the Board.

“Issued Shares” shall mean (i) all Common Stock issued upon the proper exercise of an Option and (ii) all securities issued with respect to the Common Stock referred to in clause (i) above and the securities referred to in this clause (ii) by way of dividend or split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock or other securities described in this clause (ii). Unless provided otherwise herein or in a Participant’s Option Agreement (as defined below), Issued Shares will continue to be Issued Shares in the hands of any holder other than the Participant (except for the Company), and each such transferee thereof will succeed to the rights and obligations of a holder of Issued Shares hereunder.

“Options” shall have the meaning set forth in Article IV.

“Parthenon” means Parthenon DCS Holdings, LLC, a Delaware limited liability company and its Affiliates.

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“Participant” shall mean any employee or other service provider of the Company who has been selected to participate in the Plan by the Committee or the Board.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means a public offering and sale of common equity securities of the Company pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

“Sale of the Company” means any transaction or series of transactions pursuant to which any Person or group of related Persons (other than Parthenon) acquires, directly or indirectly, (i) equity securities of the Company possessing the voting power under normal circumstances to elect a majority of the Board, or (ii) all or substantially all of the Company’s assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company’s equity securities, sale or transfer of the Company’s consolidated assets or otherwise), provided that a Sale of the Company shall not include a Public Offering or a simple reincorporation of the Company in another jurisdiction.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

ARTICLE III

Administration

The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, (vi) determine whether the Options comply with requirements of Section 409A of the Code and (vii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee’s determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

The Company may establish a committee of outside directors meeting the requirements of Section 162(m) of the Code to (i) approve the grant of Options that might reasonably be

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anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Company pursuant to Section 162(m) of the Code and (ii) administer the Plan. In such event, the powers reserved to the Committee in the Plan shall be exercised by such compensation committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) of the Code and any Treasury Regulations promulgated thereunder.

It is the Company’s intent that the options not be treated as a nonqualified deferred compensation plan that fails to comply with the requirements of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent. Options under the Plan shall contain such terms as the Committee determines are appropriate to comply with the requirements of Section 409A of the Code. In the event that, after the issuance of an option under the Plan, Section 409A of the Code or regulations thereunder are issued or amended, or the Internal Revenue Service or Treasury Department issues additional guidance interpreting Section 409A of the Code, the Committee may (but shall have no obligation to do so) amend or modify the terms of any such previously issued option to the extent the Committee determines that such amendment or modification is necessary to comply with the requirements of Section 409A of the Code.

ARTICLE IV

Limitation on Aggregate Shares

The number of shares of Common Stock with respect to which options may be granted under the Plan (the “Options”) and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,500,000 shares (all of which shares may be, but are not required to be, issued pursuant to incentive stock options); provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.8 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, such shares shall again be available under the Plan. The 1,500,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

ARTICLE V

Awards

5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

5.2 Form of Option. It is within the Company’s discretion whether to grant nonqualified stock options or “incentive stock options” within the meaning of Section 422A of the Code or any successor provision, be granted under the Plan. The Committee, in its sole discretion, may from time to time grant to eligible participants nonqualified Stock Options or incentive stock options. The options granted shall take such form as the Committee shall determine, subject to the terms and conditions herein.

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5.3 Exercise Price. The option exercise price per share of Common Stock shall be fixed by the Committee at, at least, 100% of the Fair Market Value of a share of Common Stock on the date of grant, or such other price as may be determined by the Committee, unless the holder of such Option, in the case of incentive stock options, owns more than 10% of the Company’s or any of the Company’s Affiliates’ voting stock, in which case the exercise price will equal 125% of the Fair Market Value of a share of Common Stock on the date of grant.

5.4 Exercisability. Options shall be exercisable at such time or times as the Committee shall determine, but in no event more than ten years from the date of grant.

5.5 Payment of Exercise Price. Options, to the extent exercisable, shall be exercised in whole or in part by written notice to the Company (to the attention of the Company’s Secretary) accompanied by payment in full of the option exercise price.

5.6 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant.

ARTICLE VI

General Provisions

6.1 Conditions and Limitations on Exercise. Options may be made exercisable only upon the earlier of one or more of the events described in Section 5.4, and to the extent not exercised in accordance with Section 5.4, the Options shall not be exercisable and shall immediately terminate, except that: (i) if the separation from service of a Participant arises other than in connection with Participant’s discharge for Cause, such Participant’s Option shall expire 30 days after the date of such discharge, but in no event after the Expiration Date or a Sale of the Company and (ii) if the separation from service of a Participant is due to Participant being discharged for Cause, such Participant’s Option shall expire 14 days after the date of such discharge, but in no event after the Expiration Date or a Sale of the Company.

6.2 Sale of the Company. In the event of a Sale of the Company, the Committee or the Board may provide, in its discretion, without further notice to holders of the Options, (i) that the Options shall become immediately exercisable by any Participants who are employed by the Company at the time of the Sale of the Company, (ii) that all Options shall automatically terminate if not exercised as of the date of the Sale of the Company or other prescribed period of time and/or (iii) for the assumption of the Options pursuant to Section 6.8, it being understood that different determinations may be made with respect to different Participants.

6.3 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an “Option Agreement”) which shall be signed by the Participant and by the Chief Executive Officer or another senior executive officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Agreement (including, but not limited to, (i) the right

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of the Company and such other Persons as the Committee shall designate (“Designees”) to repurchase from each Participant, and such Participant’s transferees, all shares of Common Stock issued or issuable to such Participant upon the exercise of an Option in the event of such Participant’s termination of employment, (ii) rights of first refusal granted to the Company and Designees, (iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable).

6.4 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

6.5 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

(i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Option shall pass by will or the laws of descent and distribution; and

(ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant’s Option Agreement.

6.6 Normal Expiration of Options. In no event shall any part of any Option be exercisable after the date of expiration thereof (the “Expiration Date”), as determined by the Committee pursuant to Section 5.6 above.

6.7 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company to such

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Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction. In the event that the Company or its Affiliates does not make such deductions or withholdings, Participant shall indemnify the Company and its Affiliates for any amounts paid or payable by the Company or any of its Affiliates with respect to any such taxes, together with any interest, penalties and additions to tax and any related expenses thereto.

6.8 Organic Change. Unless the Options held by a Participant are terminated in accordance with Section 6.2 above or pursuant to the terms of any Option Agreement, after the consummation of any “Corporate Transaction” (as defined in Treasury Regulation §1.424-1(a)(3) and including any merger to effect the reincorporation of the Company in another jurisdiction), if the requirements of Treasury Regulation §1.424-1 would be met with respect to the substitution or assumption of such Option assuming the Option were or is an incentive stock option as described in Code §422, the corporation that is the employer of the Participant after such Corporate Transaction or a related corporation (within the meaning of Treasury Regulation §1.421-1(i)(2)) shall, by reason of the Corporate Transaction, (i) substitute a new option for such Options or (ii) assume such Options. If the requirements of Treasury Regulation §1.424-1 cannot be satisfied even assuming the Option were an incentive stock option as described in Code §422, then such Options shall automatically be terminated and the Company, in the Board’s sole discretion, shall take such actions as are reasonably necessary to issue substantially similar options to Participants of the Plan.

6.9 Adjustments. Subject to Section 6.2, in the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock or any merger, consolidation or exchange of shares, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable.

6.10 Rights of Participants. Nothing in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant’s termination of employment (including, but not limited to, the termination by the Company without Cause) any portion of such Participant’s Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

6.11 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed,

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and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

6.12 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant. With the Participant’s consent, the Committee may cancel any Option and issue a new Option to such Participant.

6.13 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.12 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made as of                  , 2009,1 by and between Performant Financial Corporation, a Delaware corporation (the “Company”), and [                    ] (“Grantee”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

1. Grant of Option. Pursuant to The 2007 Stock Option Plan of Performant Financial Corporation (the “Plan”), the Company hereby grants to Grantee, as of the date hereof, an option (the “Option”) to purchase shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), subject to the terms and conditions set forth herein and in the Plan. This Option is intended not to qualify as an incentive stock option as prescribed by Code Section 422. The number of Option Shares, and the corresponding exercise price per share (the “Exercise Price”), subject to this Option is as follows:

Option Shares	Exercise Price

[ ]	$2.35 share

Upon certain events, the number of Option Shares and/or the Exercise Price may be adjusted as provided in the Plan. Your Option shall expire at the close of business on                  , 2019 (the “Expiration Date”), subject to earlier expiration as provided in Section 9 below.

2. Grantee Bound by Plan. Attached hereto as Annex A is a copy of the Plan which is incorporated herein by reference and made apart hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event that an inconsistency exists between the terms of the Plan and this Agreement, the Plan shall control. The Plan should be carefully examined before any decision is made to exercise the Option.

3. Definitions. For purposes of this Agreement, the following terms have the indicated meanings:

(a) “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

[1]	Note to Company: A filing pursuant to Section 25102(f) of the California Securities Act must be made within 15 days of the date of the first grant in any round of options issuances under the Stock Option Plan.

(d) “Committee” means the committee of the Board which may be designated by the Board to administer the Plan.

(e) “Fair Market Value” of the Common Stock shall be determined by the Committee or, in the absence of such Committee, by the Board.

(f) “Family Group” means Grantee’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Grantee and/or Grantee’s spouse and/or descendants (natural or adopted) and any corporation, limited liability company, partnership or other entity the equity holders of which solely include such Grantee, his or her spouse or descendants (natural or adopted) or any trust for the benefit of Grantee, his or her spouse or descendants (natural or adopted).

(g) “Parthenon” means Parthenon DCS Holdings, LLC, a Delaware limited liability company and its Affiliates.

(h) “Public Offering” means a public offering and sale of common equity securities of the Company pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

(i) “Sale of the Company” means any transaction or series of transactions pursuant to which any Person or group of related Persons (other than Parthenon) acquires, directly or indirectly, (i) equity securities of the Company possessing the voting power under normal circumstances to elect a majority of the Board, or (ii) all or substantially all of the Company’s assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company’s equity securities, sale or transfer of the Company’s consolidated assets or otherwise), provided that a Sale of the Company shall not include a Public Offering or a reincorporation of the Company in another jurisdiction (whether by merger or otherwise).

(j) “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

(k) “Subsidiary” means with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

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(l) “Termination Date” means the date that Grantee ceases to be employed, or, if a service provider that is and was not an employee, engaged by the Company or any Subsidiary, for any reason.

4. Exercise of Option. Subject to the earlier termination of the Option as provided herein and subject to the conditions precedent and other terms set forth herein, the Option may be exercised, in whole or in part, to the extent it has become vested, by providing five (5) days advance written notice (or such lesser time period as may be determined by the Committee, or in the absence of a Committee, by the Board in its sole discretion) to the Company at any time and from time to time after the date of grant (with it being understood that in the five day period after delivery of the notice of exercise, the Company shall be entitled to deliver to Grantee any information that it believes necessary to comply with the Securities Act and other applicable laws, and during such five day period Grantee shall cooperate with the Company, take any actions reasonably requested by the Company to comply with applicable securities laws, including, if the Company deems it necessary, appointing a purchaser representative designated by the Company, and during such period may revoke his exercise by delivering written notice of such revocation to the Company prior to the expiration of such five day period). An Option may not be exercised for a fraction of a share of Common Stock.

5. Vesting of Options. Subject to Section 5(b) the Option may be exercised only to the extent it has become vested.

(a) Time Vesting Option. Grantee’s Option shall vest and become exercisable as follows, in each case if and only so long as Grantee is and has continued to be employed by the Company or any Subsidiary through such vesting date: 20% of the Option shall vest on the first anniversary of the date of this Agreement (and no percentage shall vest prior to such first anniversary) and the remainder of the Option shall vest on a straight line monthly basis (e.g., 1.6666% per month) thereafter, with the last installment of Grantee’s Option vesting on fifth anniversary of the date of this Agreement. No portion of Grantee’s Option shall vest at any time after the date on which Grantee’s employment terminates for any reason.

(b) Notwithstanding the foregoing, until such time as the Option has expired pursuant to this Agreement, Grantee may exercise the Option pursuant to Section 4 above whether or not such Option has vested pursuant to subsection (a) above; provided that Grantee shall enter into a restricted stock agreement with respect to such Issued Shares in form and substance satisfactory to the Board in its sole discretion (it being understood that such restricted stock agreement will provide, among other things, that the Issued Shares issued in respect of the unvested portion of the Option will continue to be subject to vesting and repurchase (pursuant to the same vesting schedule as provided in subsection (a) above), the unvested Issued Shares shall be subject to repurchase as set forth with respect to Issued Shares herein and such unvested Issued Shares will be subject to voting restrictions (including, without limitation, Grantee shall grant a proxy to give to Parthenon the vote for all of the unvested Issued Shares in Parthenon’s sole discretion)).

6. Conditions to Exercise. The Option may not be exercised by Grantee unless the following conditions are met:

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(a) The Option has become vested with respect to the Option Shares to be acquired pursuant to such exercise and has not expired or become forfeited;

(b) Grantee must pay at the time of exercise the full purchase price for the Option Shares being acquired hereunder plus any withholding tax required in connection with such exercise, in each case, in accordance with the terms of the Plan and hereof. Nothing herein shall be construed to preclude the Company from participating in a so-called “cashless exercise” if permitted by the Board, provided that Grantee or other person exercising the Option and each other party involved in any such exercise (in each case as permitted hereunder and under the Plan) shall comply with such procedures and conditions, including, without limitation, such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company or any of its Subsidiaries, and enter into such agreements, of indemnity or otherwise, as the Company shall specify;

(c) Grantee must deliver, if a resident of a community property jurisdiction, an executed spousal consent in the form of Exhibit A hereto; and

(d) all other conditions to exercise set forth in the Plan and this Agreement have been satisfied.

7. Withholding Tax Requirements.

(a) Amount of Withholding. It shall be a condition of the exercise of any Option that Grantee make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the “Withholding Amount”) shall be determined by the Committee or the Treasurer or other appropriate officer of the Company, and Grantee shall furnish such information and make such representations as the Committee or such officer requires to make such determination.

(b) Withholding Procedure. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify Grantee of the Withholding Amount, and Grantee shall pay to the Company an amount not less than the Withholding Amount. All amounts paid to the Company pursuant to this Section 7(b) shall be deposited in accordance with applicable law by the Company as withholding tax for Grantee’s account. If the Committee or the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of Issued Shares or otherwise), Grantee shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld. Payment of withholding taxes by Grantee shall be made in cash (including check, bankdraft, money order or wire transfer of immediately available funds) and at the option of the Committee, in its sole discretion, may also be made (i) by surrendering shares of Common Stock that have been owned by the holder for at least six months and that have an aggregate Fair Market Value equal to the amount of withholding taxes, (ii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the withholding taxes, (iii) by requesting in the notice of

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exercise that the Company not issue a number of shares of Common Stock issuable upon such exercise whose aggregate Fair Market Value equals the minimum amount of withholding tax, or (iv) any combination of the foregoing.

(c) Code Section 409A. Grantee hereby agrees and acknowledges, neither the Company nor any of its affiliates makes any representations with respect to the application of Code §409A to the Option or the Option Shares or any other tax, economic or legal consequences of the Option or the Option Shares and, by the acceptance of the Option, Grantee agrees to accept the potential application of Code §409A to the Option or the Option Shares and the other tax, economic or legal consequences of the issuance, vesting, ownership, modification, adjustment, and disposition of the Option or the Option Shares. Grantee agrees to hold harmless and indemnify the Company from any adverse tax consequences with respect to the Option or the Option Shares, any withholding or other tax obligations of the Company with respect to the Option or the Option Shares, and from any action or inaction or omission of the Company pursuant to the Plan or otherwise that may cause such Option or the Option Shares to be or become subject to Code §409A.

8. Notification of Inquiries and Agreements. Grantee and each Permitted Transferee (as defined below) shall notify the Company in writing within 20 days after the date Grantee or Permitted Transferee (i) first obtains actual knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question in writing relating in any manner to the value of any Option granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted hereunder (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to Grantee by the Company, or (B) if no such Form was received, any amount; and/or (iii) sells, disposes of, or otherwise transfers an Option acquired hereunder. Upon request, Grantee or a Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) reasonably requires in order to calculate and substantiate any change in the Company’s tax liability as a result of such event.

9. Expiration of Options.

(a) Normal Expiration. In no event shall any part of any Option be exercisable (and, accordingly, both (x) all unvested Options and (y) all vested and unexercised Options shall automatically terminate, expire and become forfeited) on the Expiration Date.

(b) Early Expiration Upon Termination of Employment. Any part of any Option that is not vested on Grantee’s Termination Date shall expire and be forfeited on such date, and any part of any Option that is vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised as follows: (i) if such Termination Date arises other than in connection with Grantee’s discharge for Cause, 30 days after such Termination Date, (ii) if Grantee is terminated due to Grantee being discharged for Cause, 14 days after the date of such discharge, but in no event after the Expiration Date and (iii) if such Termination Date arises in connection with the death or Disability of Grantee, six months after such death or Disability.

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(c) Consequences of Expiration of Options. The Company shall have no liability or obligations for any Option that expires and is forfeited pursuant to the provisions of this Section 9.

10. Right to Purchase Issued Shares Upon Termination of Employment.

(a) Repurchase Right. Effective upon the Termination Date, all or any portion of Grantee’s Issued Shares (whether held by Grantee or one or more transferees and including any Issued Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company and/or Parthenon pursuant to the terms and conditions set forth in this Section 10 (the “Repurchase Option”) at a price per Issued Share equal to (i) in the event of Grantee’s termination (x) by the Company other than for Cause, (y) by Grantee where circumstances of Cause do not exist or (z) due to Grantee’s death or Disability, the Fair Market Value per Issued Share determined as of the date of the Repurchase Notice (as defined below) or the Supplemental Repurchase Notice (as defined below), as the case may be, and (ii) in the event of Grantee’s termination by the Company for Cause or by Grantee where circumstances of Cause exist, the lower of the Exercise Price or the Fair Market Value per Issued Share determined as of the date of the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be.

(b) Repurchase Procedures. The Company may elect or decline to exercise the Repurchase Option by delivering written notice (the “Repurchase Notice”) to the holder or holders of the applicable Issued Shares within 75 days after (i) the Termination Date or (ii) if later, the date which is 75 days after the date that Grantee exercises additional Options in accordance with Section 9(b) hereof. The Repurchase Notice will set forth the number of Issued Shares to be acquired from each holder(s), an estimate of the aggregate consideration to be paid for such holder’s Issued Shares and the time and place for the closing of the transaction. The number of Issued Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Issued Shares held by grantee at the time of delivery of the Repurchase Notice. If the number of Issued Shares then held by Grantee is less than the total number of Issued Shares that the Company has elected to purchase, the Company shall purchase the remaining Issued Shares elected to be purchased from the other holder(s) thereof, pro rata according to the number of Issued Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole share).

(c) Repurchase by Parthenon. If for any reason the Company does not elect to purchase all of the Issued Shares pursuant to the Repurchase Option, Parthenon shall be entitled to exercise the Repurchase Option for all or any portion of the Issued Shares that the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 75 after the Termination Date, the Company shall give written notice (the “Option Notice”) to Parthenon setting forth the number of Available Shares and the purchase price for the Available Shares. Parthenon may elect to purchase any or all of the Available Shares by giving written notice to the Company within 15 days after delivery of the Option Notice. As soon as practicable thereafter, the Company shall notify each holder of Issued Shares as to the number of shares being purchased from such holder by Parthenon (the “Supplemental Repurchase Notice”). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Issued Shares, the Company shall also deliver written notice to Parthenon setting forth (i) the number of Issued

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Shares Parthenon are entitled to purchase, pro rata according to the number of shares held by each Investor at the time of delivery of the Supplemental Repurchase Notice (determined as close as practicable to the nearest whole share), (ii) the aggregate purchase price and (iii) the time and place of the closing of the transaction.

(d) Closing of Repurchase. The closing of a repurchase transaction will take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, as the case may be, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered (or, if later, the date which is 90 days after Grantee exercises additional Options in accordance with Section 9(b) hereof). The Company will pay for the Issued Shares to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any debts owed by Grantee (or one or more of Grantee’s transferees, other than the Company or Parthenon) to the Company or any of its Affiliates and will pay the remainder of the purchase price by, at its option, (A) a certified or cashier’s check or wire transfer of funds, (B) a subordinate note or notes bearing interest (payable on the maturity date) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time, in the aggregate amount of the remaining purchase price for such Issued Shares or (C) both (A) and (B), in the aggregate amount of the purchase price for such Issued Shares. Each Investor will pay for the Issued Shares to be purchased by it pursuant to the Supplemental Repurchase Notice by first offsetting amounts outstanding under any debts owed by Grantee (or one or more of Grantee’s transferees, other than the Company or Parthenon) to Parthenon and will pay the remainder of the purchase price by, at its option, (A) a certified or cashier’s check or wire transfer of funds, (B) a subordinate note or notes bearing interest (payable on the maturity date) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time, in the aggregate amount of the remaining purchase price for such Issued Shares or (C) both (A) and (B), in the aggregate amount of the purchase price for such Issued Shares. The Company and Parthenon will be entitled to receive customary representations and warranties from each seller of Issued Shares regarding such sale and such seller’s ownership and title to the Issued Shares, capacity to transfer the Issued Shares and residence status for tax purposes where required, and to require that all sellers’ signatures be guaranteed.

(e) Repurchasing Circumstances. Notwithstanding anything to the contrary contained in this Agreement, Grantee acknowledges that all repurchases of Issued Shares shall be subject to applicable restrictions and covenants contained in applicable law and in the Company’s and its affiliates’ financing agreements. If any such restrictions or covenants contained in such financing agreements or applicable law prohibit the repurchase by cash of Issued Shares hereunder which the Company is otherwise entitled to make, or such repurchase for cash would result in a default or acceleration under such financing agreements, or (B) the Company does not have adequate cash availability (as determined in its sole discretion) (collectively, the “Repurchasing Circumstances”), then the Company will not be required to make such repurchase (and may defer making such repurchase even though it has exercised the Repurchase Option) until the Repurchasing Circumstances cease to exist.

(f) Termination. Notwithstanding anything contained herein to the contrary, the Repurchase Option shall terminate (to the extent not previously exercised) after the first to occur of (i) a Sale of the Company or (ii) a Public Offering.

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11. Restrictions on Transfer of Issued Shares.

(a) Transfer of Issued Shares. Grantee will not sell, pledge, transfer or otherwise dispose of (a “Transfer”) any interest in any Issued Shares without the prior written consent of the Board (which may be given or withheld in its sole discretion), except (i) pursuant to the provisions of Section 10 above and Section 13 below, (ii) pursuant to applicable laws of descent and distribution, or (iii) among Grantee’s Family Group; provided, that the restrictions contained in this Section 11 will continue to be applicable to Issued Shares after any Transfer of the type referred to in clause (ii) or iii above and, as a condition to any such Transfer, the transferees of such Issued Shares must agree in writing to be bound by the provisions of this Agreement. Any transferee of Issued Shares pursuant to a Transfer in accordance with clause (ii) or (iii) above is herein referred to as a “Permitted Transferee.” Upon the proposed Transfer of any Issued Shares pursuant to clause (ii) or (iii) above, Grantee or such Permitted Transferee Transferring such Issued Shares will deliver a written notice (a “Transfer Notice”) to the Company, which discloses in reasonable detail the identity of the Permitted Transferee(s) and compliance with this Section 11 and shall provide the Company with evidence satisfactory to the Company that such transferee has agreed to be bound by the terms of this Agreement (including, without limitation, this Section 11 and Section 13 below).

(b) Termination of Transfer Restrictions. The provisions of this Section 11 will terminate upon a Public Offering or a Sale of the Company.

12. Additional Restrictions on Transfer.

(a) Legend. The certificates, if any, representing Issued Shares will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE ISSUER’S 2007 STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Issued Shares.

(b) Transfer Requirement. No holder of Issued Shares may Transfer any Issued Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that

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registration under the Securities Act is not required in connection with such Transfer and that such Transfer is in compliance with the provisions herein. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Issued Shares will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates (in the event such Issued Shares are certificated) for such securities which do not bear the Securities Act legend set forth in Section 12(a).

13. Approved Sale.

(a) Each holder of Issued Shares hereby agrees that if at any time Parthenon and, in the case of clauses (x) and (z) below, the Board approves a Sale of the Company (an “Approved Sale”), each holder of Issued Shares will vote for, consent to and raise no objections against such Approved Sale, regardless of the consideration being paid in such Approved Sale. If the Approved Sale is structured (x) as a merger or consolidation, each such holder will waive any dissenters rights, appraisal rights or similar rights in conjunction with such merger or consolidation, (y) as a sale of equity, each such holder will agree to sell up to all of such holder’s Issued Shares on the terms and conditions approved by Parthenon, or (z) as a sale of assets, each such holder will vote in favor of any subsequent liquidation or other distribution of the proceeds therefrom in accordance with the Company’s Certificate of Incorporation as approved by Parthenon. The Company and each holder of Options and Issued Shares will take all actions in connection with the consummation of the Approved Sale as requested by Parthenon, including, without limitation, the execution of all agreements, documents and instruments in connection therewith requested by Parthenon (including, without limitation, noncompetition, nonsolicitation and confidentiality agreements, holdback and expense agreements, letters of transmittal or other similar arrangements containing representations, warranties, covenants and agreements (it being understood and agreed that the Grantee and its transferees may be required to execute certain documents which Parthenon and/or other shareholders of the Company will not be required to execute)).

(b) If the Company enters into a negotiation for an Approved Sale or an Approved Sale transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Shares will, at the request of the Board, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Board. If any holder of Issued Shares appoints a purchaser representative designated by the Board, the Company will pay the fees of such purchaser representative, but if any holder of Issued Shares declines to appoint the purchaser representative designated by the Board such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

(c) The provisions of this Section 13 shall terminate upon a Public Offering.

14. Holdback Agreement. Before and after the effective date of any underwritten Public Offering, no holder of Issued Shares will effect any sale or distribution of Issued Shares during the period designated by the underwriters managing such underwritten Public Offering with respect to such holder of Issued Shares.

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15. Transferability of Options. The Option may not be Transferred or assigned by Grantee, other than by will or the laws of descent and distribution and, during the lifetime of Grantee, the Option may be exercised only by Grantee (or, if Grantee is incapacitated, by Grantee’s legal guardian or legal representative). In the event of the death of Grantee, Options which are not vested on the date of death shall terminate; and the exercise of Options which are vested as of the date of death, may be made only by the executor or administrator of Grantee’s estate or the Person or Persons to, whom Grantee’s rights under the Options pass by will or the laws of descent and distribution. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 15, such attempted violation shall be null and void and without effect, and the Company’s obligation hereunder shall terminate. Any Issued Shares received upon exercise of this Option is subject to the repurchase right, restrictions on Transfer and other rights and obligations set forth in the Plan and hereunder.

16. Voting Agreement. From and after the date hereof until the provisions of this Section 16 cease to be effective, Grantee and Grantee’s transferees shall vote all of their Issued Shares and take all other reasonably necessary or desirable actions in connection with the voting of Issued Shares within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) as requested from time to time by the Company. The provisions of this Section 16 shall cease to be effective upon the earlier of the consummation of (i) a Public Offering, or (ii) a Sale of the Company.

17. Administration. All actions, decisions and determinations arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall be made by the Committee and the Board (or their delegates) in their sole and absolute discretion and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken by the Committee and the Board (or their delegates) in furtherance of the foregoing.

18. Investment Representation. Grantee hereby acknowledges that the Issued Shares which Grantee may acquire by exercising the Option shall not be Transferred in the absence of an effective registration statement for the Issued Shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws and, in any event, in accordance with this Agreement and the Plan. Grantee also agrees that the Issued Shares which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

19. Power of Attorney. In order to secure Grantee’s and Grantee’s transferees’ obligation to vote his, her or its Issued Shares and other voting securities of the Company in accordance with the provisions of Section 13 and Section 16, hereof and for other good and valuable consideration, each of Grantee and Grantee’s transferees hereby appoints Parthenon, as his, her or its true and lawful proxy and attorney-in-fact, with full power to act as such Grantee’s true and lawful representative and with full power of substitution, to act on behalf of such

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Grantee in accordance with the terms and provisions of this Agreement, including, without limitation, the power:

(a) to vote all of any Grantee’s Issued Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for herein (including, without limitation, Section 13 and Section 16);

(b) to assign and transfer the Issued Shares to the appropriate acquirer thereof pursuant to Sections 10 and 13 above;

(c) to act for any Grantee with regard to matters pertaining to the indemnification provisions referred to in this Agreement or in connection with a Sale of the Company, including the power to compromise any indemnity claim on behalf of such Grantee;

(d) to receive funds, make payments of funds, hold back funds and give receipts for funds (including in connection with a Sale of the Company);

(e) to do or refrain from doing all such further acts, and things on behalf of any Grantee, and to execute all such documents on behalf of any Grantee as Parthenon, as attorney-in-fact, shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement; and

(f) to take all related actions and execute all related documents and instruments on behalf of Grantee and its transferees in furtherance of the foregoing.

Parthenon may exercise the irrevocable proxy granted to it hereunder at any time. The proxies and powers granted by Grantee (and its transferees) pursuant to this Section 19 are coupled with an interest and are given to, among other things, secure the performance of Grantee and its transferees obligations to the Company and Parthenon. Such proxies and powers will be irrevocable for the term of this Agreement and will survive the death, incompetency, disability, insolvency and/or dissolution of Grantee and the respective holders of its Issued Shares.

Parthenon, as attorney-in-fact, shall act for Grantees on all of the matters set forth in this Agreement in the manner Parthenon, as attorney-in-fact, believes to be in the best interest of Grantees and consistent with the obligations of Grantees under this Agreement, but Parthenon, as attorney-in-fact, shall not be responsible to any Grantee for any loss or damages which such Grantee may suffer by the performance of Parthenon, as attorney-in-fact, duties under this Agreement, other than loss or damages arising from willful violation of the law or gross negligence in the performance of such duties under this Agreement.

20. Confidentiality, Non-Solicitation and Non-Hire. The Grantee agrees as follows:

(a) Grantee hereby acknowledges that Grantee has had access to the confidential and proprietary information of the Company and its Subsidiaries (“Confidential Information”). Grantee agrees that Grantee shall not, without the written consent of the Company, use for itself or anyone else, and shall not disclose to others, any Confidential Information, except to the extent such use or disclosure is required pursuant to applicable law (in which event Grantee shall, to the extent practicable, inform the Company in advance of any such required disclosure,

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shall, to the extent practicable, inform the Company in advance of any such required disclosure, shall cooperate with the Company in all reasonable ways in obtaining a protective order or other protection in respect of such required disclosure, and shall limit such disclosure to the extent reasonably possible while still complying with such requirements). Grantee will keep confidential the terms and status of this Agreement and the transactions contemplated hereby.

(b) During the period beginning on the date hereof and ending one (1) year after Grantee ceases to be employed by the Company or any of its Subsidiaries, Grantee shall not and shall cause Grantee’s Affiliates to not directly or indirectly through another Person (i) induce or attempt to induce any employee to leave the employ of the Company or its Affiliates, (ii) hire or employ any person who was an employee of the Company or its Affiliates at any time during the six month period immediately prior to the date Grantee ceased to be employed by the Company or any of its Subsidiaries, (iii) call on, solicit, or service any customer, supplier, licensee, licensor or other business relation or prospective client of the Company or its Affiliates in a manner which is competitive with the business of the Company or its Affiliates or (iv) induce or attempt to induce any customer, supplier, licensee, licensor or other business relation of the Company or its Affiliates to cease doing business with the Company or its Affiliates.

(c) It is specifically recognized by Grantee that Grantee’s position with respect to the business of the Company and its Affiliates is special, unique, and of extraordinary value, that the Company and its Affiliates have a protectable interest in prohibiting Grantee as provided in this Section 20 and that money damages are insufficient to protect such interest. Grantee further acknowledges that the restrictions contained in this Section 20 do not impose an undue hardship on Grantee and, since Grantee has general business skills which may be used in industries other than that in which the Company and its Affiliates conducts their business and do not deprive either Grantee of Grantee’s livelihood.

(d) If, at the time of enforcement of this Agreement, a court or arbitrator’s award holds that the restrictions stated in this Section 20 are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. The parties hereto agree that money damages would not be an adequate remedy for any breach of this Section 20. Therefore, in the event of a breach or threatened breach of any provisions of this Section 20 that is continuing, the Company or its Affiliates or their successors and assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). Grantee agrees that the restrictions contained in this Section 20 are reasonable.

(e) Grantee acknowledges and represents that: (i) sufficient consideration has been given by each party to this Agreement to the other as it relates hereto; (ii) Grantee has consulted with independent legal counsel regarding Grantee’s rights and obligations under this Section 20, (iii) that each of Grantee fully understands the terms and conditions contained herein, (iv) that the agreements in this Section 20 are reasonable and necessary for the protection of the Company and its Affiliates and are an essential inducement to the Company to enter into this Agreement and (v) that that the agreements in this Section 20 are in addition to, rather than in lieu of, any similar or related covenants to which Grantee is party or by which Grantee is bound.

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21. Rights of Grantee. Neither this Agreement nor the Plan creates any employment, advisor or service provider rights in Grantee and the Company shall not have any liability arising out of the Plan or this Agreement for terminating Grantee’s engagement with the Company or reducing Grantee’s responsibilities.

22. Notices. Any notice hereunder to the Company shall be addressed to the Company’s principal executive office, Attention: Compensation Committee, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee’s last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

23. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns to the Company, Parthenon and all persons lawfully claiming under Grantee.

24. Third Party Beneficiaries. The parties hereto acknowledge and agree that Parthenon are third party beneficiaries of this Agreement and the Plan.

25. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

26. Company References. All rights of the Company and its affiliates hereunder, may at the request of the Company or such affiliates, be exercised in whole or in part by one or more of affiliates or designees of the Company or its affiliates.

27. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

28. Construction. References; herein to this Agreement and any other agreement shall be references to such agreement, as amended, modified, supplemented or waived from time to time.

*            *             *            *            *

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IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

PERFORMANT FINANCIAL CORPORATION

By:
Name:
Its:

GRANTEE:

[GRANTEE]

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Exhibit A

CONSENT

The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

Performant Financial Corporation 2007 Stock Option Plan

Performant Financial Corporation 2007 Stock Option Agreement

and that I understand their contents. I am aware that the such agreements provide for the repurchase of my spouse’s shares of Common Stock of Performant Financial Corporation, a Delaware corporation (the “Company”), under certain circumstances and impose other restrictions on such shares of Common Stock. I agree that my spouse’s interest in the Common Stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Common Stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

The undersigned spouse irrevocably constitutes and appoints [Grantee], who is the spouse of the undersigned spouse (the “Securityholder”) as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Common Stock of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all shares of such Common Stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

Signature	Signature

Printed Name	Printed Name

Annex A

Performant Financial Corporation

2007 Stock Option Plan

[please see attached]

PERFORMANT FINANCIAL CORPORATION

STOCK OPTION AGREEMENT

This Stock Option Agreement (this “Agreement”) is made as of                  , 2009,1 by and between Performant Financial Corporation, a Delaware corporation (the “Company”), and [                    ] (“Grantee”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Plan (as defined below).

1. Grant of Option. Pursuant to The 2007 Stock Option Plan of Performant Financial Corporation (the “Plan”), the Company hereby grants to Grantee, as of the date hereof, an option (the “Option”) to purchase shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), subject to the terms and conditions set forth herein and in the Plan. This Option is intended not to qualify as an incentive stock option as prescribed by Code Section 422. The number of Option Shares, and the corresponding exercise price per share (the “Exercise Price”), subject to this Option is as follows:

Option Shares	Exercise Price
$2.35 per share

Upon certain events, the number of Option Shares and/or the Exercise Price may be adjusted as provided in the Plan. Your Option shall expire at the close of business on                  , 2019 (the “Expiration Date”), subject to earlier expiration as provided in Section 9 below.

2. Grantee Bound by Plan. Attached hereto as Annex A is a copy of the Plan which is incorporated herein by reference and made a part hereof. Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event that an inconsistency exists between the terms of the Plan and this Agreement, the Plan shall control. The Plan should be carefully examined before any decision is made to exercise the Option.

3. Definitions. For purposes of this Agreement, the following terms have the indicated meanings:

(a) “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

[1]	Note to Company: A filing pursuant to Section 25102(f) of the California Securities Act must be made within 15 days of the date of the first grant in any round of options issuances under the Stock Option Plan.

(d) “Committee” means the committee of the Board which may be designated by the Board to administer the Plan.

(e) “Fair Market Value” of the Common Stock shall be determined by the Committee or, in the absence of such Committee, by the Board.

(f) “Family Group” means Grantee’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Grantee and/or Grantee’s spouse and/or descendants (natural or adopted) and any corporation, limited liability company, partnership or other entity the equity holders of which solely include such Grantee, his or her spouse or descendants (natural or adopted) or any trust for the benefit of Grantee, his or her spouse or descendants (natural or adopted).

(g) “Parthenon” means Parthenon DCS Holdings, LLC, a Delaware limited liability company and its Affiliates.

(h) “Public Offering” means a public offering and sale of common equity securities of the Company pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

(i) “Sale of the Company” means any transaction or series of transactions pursuant to which any Person or group of related Persons (other than Parthenon) acquires, directly or indirectly, (i) equity securities of the Company possessing the voting power under normal circumstances to elect a majority of the Board, or (ii) all or substantially all of the Company’s assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company’s equity securities, sale or transfer of the Company’s consolidated assets or otherwise), provided that a Sale of the Company shall not include a Public Offering or a reincorporation of the Company in another jurisdiction (whether by merger or otherwise).

(j) “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

(k) “Subsidiary” means with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity a majority of, the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

(l) “Termination Date” means the date that Grantee ceases to be employed, or, if a service provider that is and was not an employee, engaged by the Company or any Subsidiary, for any reason.

4. Exercise of Option. Subject to the earlier termination of the Option as provided herein and subject to the conditions precedent and other terms set forth herein, the Option may be exercised, in whole or in part, to the extent it has become vested, by providing five (5) days advance written notice (or such lesser time period as may be determined by the Committee, or in the absence of a Committee, by the Board in its sole discretion) to the Company at any time and from time to time after the date of grant (with it being understood that in the five day period after delivery of the notice of exercise, the Company shall be entitled to deliver to Grantee any information that it believes necessary to comply with the Securities Act and other applicable laws, and during such five day period Grantee shall cooperate with the Company, take any actions reasonably requested by the Company to comply with applicable securities laws, including, if the Company deems it necessary, appointing a purchaser representative designated by the Company, and during such period may revoke his exercise by delivering written notice of such revocation to the Company prior to the expiration of such five day period). An Option may not be exercised for a fraction of a share of Common Stock.

5. Vesting of Options. Subject to Section 5(b) the Option may be exercised only to the extent it has become vested.

(a) Time Vesting Option. Grantee’s Option shall vest and become exercisable as follows, in each case if and only so long as Grantee is and has continued to be employed by the Company or any Subsidiary through such vesting date: 20% of the Option shall vest on the first anniversary of the date of this Agreement (and no percentage shall vest prior to such first anniversary) and the remainder of the Option shall vest on a straight line monthly basis (e.g., 1.6666% per month) thereafter, with the last installment of Grantee’s Option vesting on fifth anniversary of the date of this Agreement. No portion of Grantee’s Option shall vest at any time after the date on which Grantee’s employment terminates for any reason.

(b) Notwithstanding the foregoing, until such time as the Option has expired pursuant to this Agreement, Grantee may exercise the Option pursuant to Section 4 above whether or not such Option has vested pursuant to subsection (a) above; provided that Grantee shall enter into a restricted stock agreement with respect to such Issued Shares in form and substance satisfactory to the Board in its sole discretion (it being understood that such restricted stock agreement will provide, among other things, that the Issued Shares issued in respect of the unvested portion of the Option will continue to be subject to vesting and repurchase (pursuant to the same vesting schedule as provided in subsection (a) above), the unvested Issued Shares shall be subject to repurchase as set forth with respect to Issued Shares herein and such unvested Issued Shares will be subject to voting restrictions (including, without limitation, Grantee shall grant a proxy to give to Parthenon the vote for all of the unvested Issued Shares in Parthenon’ sole discretion)).

6. Conditions to Exercise. The Option, may not be exercised by Grantee unless the following conditions are met:

(a) The Option has become vested with respect to the Option Shares to be acquired pursuant to such exercise and has not expired or become forfeited;

(b) Grantee must pay at the time of exercise the full purchase price for the Option Shares being acquired hereunder plus any withholding tax required in connection with such exercise, in each case, in accordance with the terms of the Plan and hereof. Nothing herein shall be construed to preclude the Company from participating in a so-called “cashless exercise” if permitted by the Board, provided that Grantee or other person exercising the Option and each other party involved in any such exercise (in each case as permitted hereunder and under the Plan) shall comply with such procedures and conditions, including, without limitation, such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company or any of its Subsidiaries, and enter into such agreements, of indemnity or otherwise, as the Company shall specify;

(c) Grantee must deliver, if a resident of a community property jurisdiction, an executed spousal consent in the form of Exhibit A hereto; and

(d) all other conditions to exercise set forth in the Plan and this Agreement have been satisfied.

7. Withholding Tax Requirements.

(a) Amount of Withholding. It shall be a condition of the exercise of any Option that Grantee make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the “Withholding Amount”) shall be determined by the Committee or the Treasurer or other appropriate officer of the Company, and Grantee shall furnish such information and make such representations as the Committee or such officer requires to make such determination.

(b) Withholding Procedure. If the Company determines that withholding tax is required with respect to any Option exercise, the Company shall notify Grantee of the Withholding Amount, and Grantee shall pay to the Company an amount not less than the Withholding Amount. All amounts paid to the Company pursuant to this Section 7(b) shall be deposited in accordance with applicable law by the Company as withholding tax for Grantee’s account. If the Committee or the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of Issued Shares or otherwise), Grantee shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld. Payment of withholding taxes by Grantee shall be made in cash (including check, bankdraft, money order or wire transfer of immediately available funds) and at the option of the Committee, in its sole discretion, may also be made (i) by surrendering shares of Common Stock that have been owned by the holder for at least six months and that have an aggregate Fair Market Value equal to the amount of withholding taxes, (ii) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the withholding taxes, (iii) by requesting in the notice of exercise that the Company not issue a number of shares of Common Stock issuable upon such exercise whose aggregate Fair Market Value equals the minimum amount of withholding tax, or (iv) any combination of the foregoing.

(c) Code Section 409A. Grantee hereby agrees and acknowledges, neither the Company nor any of its affiliates makes any representations with respect to the application of Code §409A to the Option or the Option Shares or any other tax, economic or legal consequences of the Option or the Option Shares and, by the acceptance of the Option, Grantee agrees to accept the potential application of Code §409A to the Option or the Option Shares and the other tax, economic or legal consequences of the issuance, vesting, ownership, modification, adjustment, and disposition of the Option or the Option Shares. Grantee agrees to hold harmless and indemnify the Company from any adverse tax consequences with respect to the Option or the Option Shares, any withholding or other tax obligations of the Company with respect to the Option or the Option Shares, and from any action or inaction or omission of the Company pursuant to the Plan or otherwise that may cause such Option or the Option Shares to be or become subject to Code §409A.

8. Notification of Inquiries and Agreements. Grantee and each Permitted Transferee (as defined below) shall notify the Company in writing within 20 days after the date Grantee or Permitted Transferee (i) first obtains actual knowledge of any Internal Revenue Service inquiry, audit, assertion, determination, investigation, or question in writing relating in any manner to the value of any Option granted hereunder; (ii) includes or agrees (including, without limitation, in any settlement, closing or other similar agreement) to include in gross income with respect to any Option granted hereunder (A) any amount in excess of the amount reported on Form 1099 or Form W-2 to Grantee by the Company, or (B) if no such Form was received, any amount; and/or (iii) sells, disposes of, or otherwise transfers an Option acquired hereunder. Upon request, Grantee or a Permitted Transferee shall provide to the Company any information or document relating to any event described in the preceding sentence which the Company (in its sole discretion) reasonably requires in order to calculate and substantiate any change in the Company’s tax liability as a result of such event.

9. Expiration of Options.

(a) Normal Expiration. In no event shall any part of any Option be exercisable (and, accordingly, both (x) all unvested Options and (y) all vested and unexercised Options shall automatically terminate, expire and become forfeited) on the Expiration Date.

(b) Early Expiration Upon Termination of Employment. Any part of any Option that is not vested on Grantee’s Termination Date shall expire and be forfeited on such date, and any part of any Option that is vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised as follows: (i) if such Termination Date arises other than in connection with Grantee’s discharge for Cause, 30 days after such Termination Date, (ii) if Grantee is terminated due to Grantee being discharged for Cause, 14 days after the date of such discharge, but in no event after the Expiration Date and (iii) if such Termination Date arises in connection with the death or Disability of Grantee, six months after such death or Disability.

(c) Consequences of Expiration of Options. The Company shall have no liability or obligations for any Option that expires and is forfeited pursuant to the provisions of this Section 9.

10. Right to Purchase Issued Shares Upon Termination of Employment.

(a) Repurchase Right. Effective upon the Termination Date, all or any portion of Grantee’s Issued Shares (whether held by Grantee or one or more transferees and including any Issued Shares acquired subsequent to such termination of employment) will be subject to repurchase by the Company and/or Parthenon pursuant to the terms and conditions set forth in this Section 10 (the “Repurchase Option”) at a price per Issued Share equal to (i) in the event of Grantee’s termination (x) by the Company other than for Cause, (y) by Grantee where circumstances of Cause do not exist or (z) due to Grantee’s death or Disability, the Fair Market Value per Issued Share determined as of the date of the Repurchase Notice (as defined below) or the Supplemental Repurchase Notice (as defined below), as the case may be, and (ii) in the event of Grantee’s termination by the Company for Cause or by Grantee where circumstances of Cause exist, the lower of the Exercise Price or the Fair Market Value per Issued Share determined as of the date of the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be.

(b) Repurchase Procedures. The Company may elect or decline to exercise the Repurchase Option by delivering written notice (the “Repurchase Notice”) to the holder or holders of the applicable Issued Shares within 75 days after (i) the Termination Date or (ii) if later, the date which is 75 days after the date that Grantee exercises additional Options in accordance with Section 9(b) hereof. The Repurchase Notice will set forth the number of Issued Shares to be acquired from each holder(s), an estimate of the aggregate consideration to be paid for such holder’s Issued Shares and the time and place for the closing of the transaction. The number of Issued Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Issued Shares held by grantee at the time of delivery of the Repurchase Notice. If the number of Issued Shares then held by Grantee is less than the total number of Issued Shares that the Company has elected to purchase, the Company shall purchase the remaining Issued Shares elected to be purchased from the other holder(s) thereof, pro rata according to the number of Issued Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole share).

(c) Repurchase by Parthenon. If for any reason the Company does not elect to purchase all of the Issued Shares pursuant to the Repurchase Option, Parthenon shall be entitled to exercise the Repurchase Option for all or any portion of the Issued Shares that the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 75 after the Termination Date, the Company shall give written notice (the “Option Notice”) to Parthenon setting forth the number of Available Shares and the purchase price for the Available Shares. Parthenon may elect to purchase any or all of the Available Shares by giving written notice to the Company within 15 days after delivery of the Option Notice. As soon as practicable thereafter, the Company shall notify each holder of Issued Shares as to the number of shares being purchased from such holder by Parthenon (the “Supplemental Repurchase Notice”). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Issued Shares, the Company shall also deliver written notice to Parthenon setting forth (i) the number of Issued

Shares Parthenon are entitled to purchase, pro rata according to the number of shares held by each Investor at the time of delivery of the Supplemental Repurchase Notice (determined as close as practicable to the nearest whole share), (ii) the aggregate purchase price and (iii) the time and place of the closing of the transaction.

(d) Closing of Repurchase. The closing of a repurchase transaction will take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, as the case may be, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered (or, if later, the date which is 90 days after Grantee exercises additional Options in accordance with Section 9(b) hereof). The Company will pay for the Issued Shares to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any debts owed by Grantee (or one or more of Grantee’s transferees, other than the Company or Parthenon) to the Company or any of its Affiliates and will pay the remainder of the purchase price by, at its option, (A) a certified or cashier’s check or wire transfer of funds, (B) a subordinate note or notes bearing interest (payable on the maturity date) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time, in the aggregate amount of the remaining purchase price for such Issued Shares or (C) both (A) and (B), in the aggregate amount of the purchase price for such Issued Shares. Each Investor will pay for the Issued Shares to be purchased by it pursuant to the Supplemental Repurchase Notice by first offsetting amounts outstanding under any debts owed by Grantee (or one or more of Grantee’s transferees, other than the Company or Parthenon) to Parthenon and will pay the remainder of the purchase price by, at its option, (A) a certified or cashier’s check or wire transfer of funds, (B) a subordinate note or notes bearing interest (payable on the maturity date) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time, in the aggregate amount of the remaining purchase price for such Issued Shares or (C) both (A) and (B), in the aggregate amount of the purchase price for such Issued Shares. The Company and Parthenon will be entitled to receive customary representations and warranties from each seller of Issued Shares regarding such sale and such seller’s ownership and title to the Issued Shares, capacity to transfer the Issued Shares and residence status for tax purposes where required, and to require that all sellers’ signatures be guaranteed.

(e) Repurchasing Circumstances. Notwithstanding anything to the contrary contained in this Agreement, Grantee acknowledges that all repurchases of Issued Shares shall be subject to applicable restrictions and covenants contained in applicable law and in the Company’s and its affiliates’ financing agreements. If any such restrictions or covenants contained in such financing agreements or applicable law prohibit the repurchase by cash of Issued Shares hereunder which the Company is otherwise entitled to make, or such repurchase for cash would result in a default or acceleration under such financing agreements, or (B) the Company does not have adequate cash availability (as determined in its sole discretion) (collectively, the “Repurchasing Circumstances”), then the Company will not be required to make such repurchase (and may defer making such repurchase even though it has exercised the Repurchase Option) until the Repurchasing Circumstances cease to exist.

(f) Termination. Notwithstanding anything contained herein to the contrary, the Repurchase Option shall terminate (to the extent not previously exercised) after the first to occur of (i) a Sale of the Company or (ii) a Public Offering.

11. Restrictions on Transfer of Issued Shares.

(a) Transfer of Issued Shares. Grantee will not sell, pledge, transfer or otherwise dispose of (a “Transfer”) any interest in any Issued Shares without the prior written consent of the Board (which may be given or withheld in its sole discretion), except (i) pursuant to the provisions of Section 10, above and Section 13 below, (ii) pursuant to applicable laws of descent and distribution, or (iii) among Grantee’s Family Group; provided, that the restrictions contained in this Section 11 will continue to be applicable to Issued Shares after any Transfer of the type referred to in clause (ii) or iii above and, as a condition to any such Transfer, the transferees of such Issued Shares must agree in writing to be bound by the provisions of this Agreement. Any transferee of Issued Shares pursuant to a Transfer in accordance with clause (ii) or (iii) above is herein referred to as a “Permitted Transferee.” Upon the proposed Transfer of any Issued Shares pursuant to clause (ii) or (iii) above, Grantee or such Permitted Transferee Transferring such Issued Shares will deliver a written notice (a “Transfer Notice”) to the Company, which discloses in reasonable detail the identity of the Permitted Transferee(s) and compliance with this Section 11 and shall provide the Company with evidence satisfactory to the Company that such transferee has agreed to be bound by the terms of this Agreement (including, without limitation, this Section 11 and Section 13 below).

(b) Termination of Transfer Restrictions. The provisions of this Section 11 will terminate upon a Public Offering or a Sale of the Company.

12. Additional Restrictions on Transfer.

(a) Legend. The certificates, if any, representing Issued Shares will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE ISSUER’S 2007 STOCK OPTION PLAN, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The legend set forth above shall be removed from the certificates evidencing any securities which cease to be Issued Shares.

(b) Transfer Requirement. No holder of Issued Shares may Transfer any Issued Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer and that such Transfer’ is in compliance with the provisions herein. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Issued Shares will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates (in the event such Issued Shares are certificated) for such securities which do not bear the Securities Act legend set forth in Section 12(a).

13. Approved Sale.

(a) Each holder of Issued Shares hereby agrees that if at any time Parthenon and, in the case of clauses (x) and (z) below, the Board approves a Sale of the Company (an “Approved Sale”), each holder of Issued Shares will vote for, consent to and raise no objections against such Approved Sale, regardless of the consideration being paid in such Approved Sale. If the Approved Sale is structured (x) as a merger or consolidation, each such holder will waive any dissenters rights, appraisal rights or similar rights in conjunction with such merger or consolidation, (y) as a sale of equity, each such holder will agree to sell up to all of such holder’s Issued Shares on the terms and conditions approved by Parthenon, or (z) as a sale of assets, each such holder will vote in favor of any subsequent liquidation or other distribution of the proceeds therefrom in accordance with the Company’s Certificate of Incorporation as approved by Parthenon. The Company and each holder of Options and Issued Shares will take all actions in connection with the consummation of the Approved Sale as requested by Parthenon, including, without limitation, the execution of all agreements, documents and instruments in connection therewith requested by Parthenon (including, without limitation, noncompetition, nonsolicitation and confidentiality agreements, holdback and expense agreements, letters of transmittal or other similar arrangements containing representations, warranties, covenants and agreements (it being understood and agreed that the Grantee and its transferees may be required to execute certain documents which Parthenon and/or other shareholders of the Company will not be required to execute)).

(b) If the Company enters into a negotiation for an Approved Sale or an Approved Sale transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Issued Shares will, at the request of the Board, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Board. If any holder of Issued Shares appoints a purchaser representative designated by the Board, the Company will pay the fees of such purchaser representative, but if any holder of Issued Shares declines to appoint the purchaser representative designated by the Board such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

(c) The provisions of this Section 13 shall terminate upon a Public Offering.

14. Holdback Agreement. Before and after the effective date of any underwritten Public Offering, no holder of Issued Shares will effect any sale or distribution of Issued Shares during the period designated by the underwriters managing such underwritten Public Offering with respect to such holder of Issued Shares.

15. Transferability of Options. The Option may not be Transferred or assigned by Grantee, other than by will or the laws of descent and distribution and; during the lifetime of Grantee, the Option may be exercised only by Grantee (or, if Grantee is incapacitated, by Grantee’s legal guardian or legal representative). In the event of the death of Grantee, Options which are not vested on the date of death shall terminate; and the exercise of Options which are vested as of the date of death, may be made only by the executor or administrator of Grantee’s estate or the Person or Persons to whom Grantee’s rights under the Options pass by will or the laws of descent and distribution. If Grantee or anyone claiming under or through Grantee attempts to violate this Section 15, such attempted violation shall be null and void and without effect, and the Company’s obligation hereunder shall terminate. Any Issued Shares received upon exercise of this Option is subject to the repurchase right, restrictions on Transfer and other rights and obligations set forth in the Plan and hereunder.

16. Voting Agreement. From and after the date hereof until the provisions of this Section 16 cease to be effective, Grantee and Grantee’s transferees shall vote all of their Issued Shares and take all other reasonably necessary or desirable actions in connection with the voting of Issued Shares within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) as requested from time to time by the Company. The provisions of this Section 16 shall cease to be effective upon the earlier of the consummation of (i) a Public Offering, or (ii) a Sale of the Company.

17. Administration. All actions, decisions and determinations arising out of or in connection with the construction, administration, interpretation or effect of the Plan or this Agreement shall be made by the Committee and the Board (or their delegates) in their sole and absolute discretion and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee. By accepting this grant or other benefit under the Plan, Grantee and each person claiming under or through Grantee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken by the Committee and the Board (or their delegates) in furtherance of the foregoing.

18. Investment Representation. Grantee hereby acknowledges that the Issued Shares which Grantee may acquire by exercising the Option shall not be Transferred in the absence of an effective registration statement for the Issued Shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws and, in any event, in accordance with this Agreement and the Plan. Grantee also agrees that the Issued Shares which Grantee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws.

19. Power of Attorney. In order to secure Grantee’s and Grantee’s transferees’ obligation to vote his, her or its Issued Shares and other voting securities of the Company in accordance with the provisions of Section 13 and Section 16 hereof and for other good and valuable consideration, each of Grantee and Grantee’s transferees hereby appoints Parthenon, as his, her or its true and lawful proxy and attorney-in-fact, with full power to act as such Grantee’s true and lawful representative and with full power of substitution, to act on behalf of such

Grantee in accordance with the terms and provisions of this Agreement, including, without limitation, the power:

(a) to vote all of any Grantee’s Issued Shares and other voting securities of the Company for the election and/or removal of directors and all such other matters as expressly provided for herein (including, without limitation, Section 13 and Section 16);

(b) to assign and transfer the Issued Shares to the appropriate acquirer thereof pursuant to Sections 10 and 13 above;

(c) to act for any Grantee with regard to matters pertaining to the indemnification provisions referred to in this Agreement or in connection with a Sale of the Company, including the power to compromise any indemnity claim on behalf of such Grantee;

(d) to receive funds, make payments of funds, hold back funds and give receipts for funds (including in connection with a Sale of the Company);

(e) to do or refrain from doing all such further acts and things on behalf of any Grantee, and to execute all such documents on behalf of any Grantee as Parthenon, as attorney-in-fact, shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement; and

(f) to take all related actions and execute all related documents and instruments on behalf of Grantee and its transferees in furtherance of the foregoing.

Parthenon may exercise the irrevocable proxy granted to it hereunder at any time. The proxies and powers granted by Grantee (and its transferees) pursuant to this Section 19 are coupled with an interest and are given to, among other things, secure the performance of Grantee and its transferees obligations to the Company and Parthenon. Such proxies and powers will be irrevocable for the term of this Agreement and will survive the death, incompetency, disability, insolvency and/or dissolution of Grantee and the respective holders of its Issued Shares.

Parthenon, as attorney-in-fact, shall act for Grantees on all of the matters set forth in this Agreement in the manner Parthenon, as attorney-in-fact, believes to be in the best interest of Grantees and consistent with the obligations of Grantees under this Agreement, but Parthenon, as attorney-in-fact, shall not be responsible to any Grantee for any loss or damages which such Grantee may suffer by the performance of Parthenon, as attorney-in-fact, duties under this Agreement, other than loss or damages arising from willful violation of the law or gross negligence in the performance of such duties under this Agreement.

20. Confidentiality, Non-Competition, Non-Solicitation and Non-Hire. The Grantee agrees as follows:

(a) Grantee hereby acknowledges that Grantee has had access to the confidential and proprietary information of the Company and its Subsidiaries (“Confidential Information”). Grantee agrees that Grantee shall not, without the written consent of the Company, use for itself or anyone else, and shall not disclose to others, any Confidential Information, except to the extent such use or disclosure is required pursuant to applicable law (in which event Grantee shall, to the extent practicable, inform the Company in advance of any such required disclosure, shall cooperate with the Company in all reasonable ways in obtaining a protective order or other protection in respect of such required disclosure, and shall limit such disclosure to the extent reasonably possible while still complying with such requirements). Grantee will keep confidential the terms and status of this Agreement and the transactions contemplated hereby.

(b) During the period beginning on the date hereof and ending the later of (i) the date Grantee ceases to be employed by the Company and (ii) in the event that all of Grantee’s Issued Shares are repurchased by the Company and/or Parthenon pursuant to the terms and conditions set forth in this Agreement or are otherwise sold by the Grantee to any Person, one (1) year after Grantee ceases to be employed by the Company or any of its Subsidiaries, Grantee shall not, in the United States, directly or indirectly, either for themselves or for any other Person, own, manage, control, participate in, consult with, render services for, permit its name to be used or in any other manner engage in any business which provides similar goods or services to those provided or planned to be provided by the Company or its Affiliates (a “Competitive Business”), or any business or enterprise which engages such Grantee in order to assist such business or enterprise in any manner with preparing or planning to engage in any Competitive Business.

(c) During the period beginning on the date hereof and ending one (1) year after Grantee ceases to be employed by the Company or any of its Subsidiaries, Grantee shall not and shall cause Grantee’s Affiliates to not directly or indirectly through another Person (i) induce or attempt to induce any employee to leave the employ of the Company or its Affiliates, (ii) hire or employ any person who was an employee of the Company or its Affiliates at any time during the six month period immediately prior to the date Grantee ceased to be employed by the Company or any of its Subsidiaries, (iii) call on, solicit, or service any customer, supplier, licensee, licensor or other business relation or prospective client of the Company or its Affiliates in a manner which is competitive with the business of the Company or its Affiliates or (iv) induce or attempt to induce any customer, supplier, licensee, licensor or other business relation of the Company or its Affiliates to cease doing business with the Company or its Affiliates.

(d) It is specifically recognized by Grantee that Grantee’s position with respect to the business of the Company and its Affiliates is special, unique, and of extraordinary value, that the Company and its Affiliates have a protectable interest in prohibiting Grantee as provided in this Section 20 and that money damages are insufficient to protect such interest. Grantee further acknowledges that the restrictions contained in this Section 20 do not impose an undue hardship on Grantee and, since Grantee has general business skills which may be used in industries other than that in which the Company and its Affiliates conducts their business and do not deprive either Grantee of Grantee’s livelihood.

(e) If, at the time of enforcement of this Agreement, a court or arbitrator’s award holds that the restrictions stated in this Section 20 are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. The parties hereto agree that money damages would not be an adequate remedy for any breach of this Section 20. Therefore, in the event of a breach or threatened breach of any provisions of this Section 20 that is continuing, the Company or its Affiliates or their successors and assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). Grantee agrees that the restrictions contained in this Section 20 are reasonable.

(f) Grantee acknowledges and represents that: (i) sufficient consideration has been given by each party to this Agreement to the other as it relates hereto; (ii) Grantee has consulted with independent legal counsel regarding Grantee’s rights and obligations under this Section 20, (iii) that each of Grantee fully understands the terms and conditions contained herein, (iv) that the agreements in this Section 20 are reasonable and necessary for the protection of the Company and its Affiliates and, are an essential inducement to the Company to enter into this Agreement and (v) that the agreements in this Section 20 are in addition to, rather than in lieu of, any similar or related covenants to which Grantee is party or by which Grantee is bound.

21. Rights of Grantee. Neither this Agreement nor the Plan creates any employment, advisor or service provider rights in Grantee and the Company shall not have any liability arising out of the Plan or this Agreement for terminating Grantee’s engagement with the Company or reducing Grantee’s responsibilities.

22. Notices. Any notice hereunder to the Company shall be addressed to the Company’s principal executive office, Attention: Compensation Committee, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee’s last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

23. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors and assigns to the Company, Parthenon and all persons lawfully claiming under Grantee.

24. Third Party Beneficiaries. The parties hereto acknowledge and agree that Parthenon are third party beneficiaries of this Agreement and the Plan.

25. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

26. Company References. All rights of the Company and its affiliates hereunder, may at the request of the Company or such affiliates, be exercised in whole or in part by one or more of affiliates or designees of the Company or its affiliates.

27. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

28. Construction. References herein to this Agreement and any other agreement shall be references to such agreement, as amended, modified, supplemented or waived from time to time.

*            *             *            *            *

IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.

PERFORMANT FINANCIAL CORPORATION

By:
Name:
Its:

GRANTEE:

[GRANTEE]

Exhibit A

CONSENT

The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

Performant Financial Corporation 2007 Stock Option Plan

Performant Financial Corporation 2007 Stock Option Agreement

and that I understand their contents. I am aware that the such agreements provide for the repurchase of my spouse’s shares of Common Stock of Performant Financial Corporation, a Delaware corporation (the “Company”), under certain circumstances and impose other restrictions on such shares of Common Stock. I agree that my spouse’s interest in the Common Stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Common Stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

The undersigned spouse irrevocably constitutes and appoints [Grantee], who is the spouse of the undersigned spouse (the “Securityholder”) as the undersigned’s true and lawful attorney and proxy in the undersigned’s name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Common Stock of the Company in which the undersigned now has or hereafter acquires any interest and in (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all shares of such Common Stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Securityholder, or dissolution of marriage and this proxy will not terminate without consent of the Securityholder and the Company:

Securityholder:	Spouse of Securityholder:

Signature	Signature

Printed Name	Printed Name

Annex A

Performant Financial Corporation

2007 Stock Option Plan

[please see attached]